Exhibit 32.1

Chief Executive Officer’s Certification required under Section 906 of Sarbanes-Oxley Act of 2002

In connection with the annual report of TIB Financial Corp. (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas J. Longe, President and Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/Thomas J. Longe
Date: March 16, 2009	Thomas J. Longe Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to TIB Financial Corp. and will be retained by TIB Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.1

Chief Executive Officer’s Certification required under Section 906 of Sarbanes-Oxley Act of 2002

In connection with the annual report of TIB Financial Corp. (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas J. Longe, President and Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/Thomas J. Longe
Date: April 16, 2009	Thomas J. Longe Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to TIB Financial Corp. and will be retained by TIB Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.